                              UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549



                                Form 8-K

                             CURRENT REPORT


                 Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): September 15, 2000
                                                       ------------------

                   YAMAHA MOTOR RECEIVABLES CORPORATION
          ------------------------------------------------------
          (Exact name of registrant as specified in its charter)
             (Originator of the Yamaha Motor Master Trust)


       Delaware                     33-72806, 33-94784         33-0592719
----------------------------        ------------------      -----------------
(State or other Jurisdiction         (Commission File       (I.R.S. Employer
   of Incorporation)                     Numbers)           Identification No.)

                             6555 Katella Avenue
                              Cypress, CA  90630
                  (Address of principal executive offices)
                  ----------------------------------------

      Registrant's telephone number, including area code:  (714) 761-7500


                                  Page 1 of 4
                           Exhibit Index appears on Page 4

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Item 5.  OTHER EVENTS

     Pursuant to that certain Master Pooling and Servicing Agreement, dated as of April 1, 1994, between Yamaha Motor Receivables Corporation, as transferor, Yamaha Motor Corporation, U.S.A. as servicer (in such capacity, the "Servicer"), and The Fuji Bank and Trust Company, as trustee, as amended, supplemented or otherwise modified and in effect from time to time, the Servicer prepared a Monthly Servicer's Certificate with respect to the SEPTEMBER 15, 2000 Distribution Date for the Collection Period ending AUGUST 31, 2000. A copy of such Monthly Servicer's Certificate is attached hereto as Exhibit 5.1.







                                       2
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                     YAMAHA MOTOR RECEIVABLES CORPORATION
                     ------------------------------------
                                (Registrant)


Dated:  September 15, 2000                      By:     Russell Jura
        ------------------                         ------------------------
                                                Name:  Russell Jura
                                                Title: Assistant Secretary



                                           3
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                                   INDEX TO EXHIBITS



  Exhibit Number                     Exhibit                        Method of  Filing
  --------------                     -------                        -----------------
      5.1                Monthly Servicer's Certificate with         Filed Herewith
                         respect to the SEPTEMBER 15, 2000
                         Distribution Date for the Collection
                         Period ending AUGUST 31, 2000.

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